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                                                                       EXHIBIT 5

        [FORM OF FACING PAGE PHARMACIA & UPJOHN, INC. STOCK CERTIFICATE]

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
COMMON STOCK                                                                       COMMON STOCK
  PAR VALUE $.01                                                                 PAR VALUE $.01
Certificate No.____________                                                   ___________Shares
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              Incorporated Under the Laws of the State of Delaware

                            PHARMACIA & UPJOHN, INC.

    This certificate is transferable in the City of New York or in Chicago,
                                   Illinois.

     This certifies that                          is the owner of
full-paid and non-assessable shares of Common Stock of Pharmacia & Upjohn, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness, the corporate seal of the Corporation and the signatures of its duly authorized officers.

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
Dated:__________                                  ---------------------------------------------
                                                             Chief Executive Officer
Countersigned and registered:
Harris Trust and Savings Bank                     ---------------------------------------------
Transfer Agent and Registrar                                       Secretary
By:___________________________________
            Authorized Signature
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        [FORM OF REVERSE OF PHARMACIA & UPJOHN, INC. STOCK CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- [Cust] Custodian [Minor] under Uniform Gifts to Minors Act [State]

Additional abbreviations may also be used though not in the above list.

Please insert social security or
other identifying number of assignee


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For value received,                         hereby sell, assign and transfer
unto             [Please print or typewrite name and address including postal
zip code of assignee]             Shares of the capital stock represented by the
within Certificate and do hereby irrevocably constitute and appoint
                        Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

     -----------------------------------

                                          --------------------------------------

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.